                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number            811-04550

                               The MainStay Funds
               (Exact name of Registrant as specified in charter)

         51 Madison Avenue, New York, NY                 10010
     (Address of principal executive offices)          (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (973) 394-4437

Date of fiscal year end:      October 31

Date of reporting period:     7/1/04-6/30/05


Item 1. Reports to Stockholders.

(MAINSTAY LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    June 30, 2005

                       This page intentionally left blank

 2   MainStay Large Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended June 30, 2005, stocks and bonds both advanced, with most major indexes recording reasonable gains. Real estate investment trusts and emerging-market debt were particularly strong during the 12-month reporting period. The stock market's advance was uneven, as investors reacted to the U.S. presidential election, continuing geopolitical tensions, and mixed economic news.

Investors showed a strong preference for value stocks over growth stocks at all capitalization levels during the reporting period. The rising price of oil helped energy-related companies record impressive gains. Technology companies, on the other hand, generally declined during the 12-month period.

At the end of June 2004, the Federal Open Market Committee raised the targeted federal funds rate for the first time since May of 2000. In the year that followed, the Federal Open Market Committee raised the federal funds target rate an additional eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of one percentage point.) At the end of June 2005, the federal funds target rate stood at 3.25%, which the Federal Open Market Committee believed was still accommodative. Although bonds usually suffer when short-term rates rise, substantial purchases from foreign investors helped longer-term bonds provide attractive returns for the 12 months ended June 30, 2005.

Even in volatile markets, MainStay Large Cap Growth Fund pursues its investment objective by seeking to consistently apply an established investment approach. By sticking closely to the Fund's investment strategies and investment process as outlined in the Prospectus, the portfolio managers seek competitive returns for shareholders over full market cycles. They also seek to avoid style drift, which could detract from the role individual Funds are designed to play in a diversified portfolio.

The report that follows provides more detailed information about the specific securities, market forces, and management decisions that affected your MainStay Large Cap Growth Fund investment during the 12 months ended June 30, 2005. We appreciate the confidence and trust you have placed in The MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Trustees and Officers                                                         24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          27
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        27
--------------------------------------------------------------------------------

MainStay Funds                                                                28

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE     FIVE     TEN
TOTAL RETURNS            YEAR    YEARS    YEARS
-----------------------------------------------
With sales charges        1.96%   -5.61%  6.36%
Excluding sales charges   7.89    -4.53   6.96

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                    9450                       10000                       10000
                                                          11869                       12781                       12600
                                                          13154                       16787                       16972
                                                          17608                       22056                       22091
                                                          19055                       28070                       27119
                                                          23352                       35274                       29084
                                                          18555                       22514                       24771
                                                          14346                       16551                       20315
                                                          14492                       17037                       20366
                                                          17164                       20083                       24258
6/30/05                                                   18518                       20421                       25792

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE     FIVE     TEN
TOTAL RETURNS            YEAR    YEARS    YEARS
-----------------------------------------------
With sales charges        2.28%   -5.59%  6.18%
Excluding sales charges   7.28    -5.21   6.18

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                   10000                       10000                       10000
                                                          12466                       12781                       12600
                                                          13713                       16787                       16972
                                                          18218                       22056                       22091
                                                          19568                       28070                       27119
                                                          23801                       35274                       29084
                                                          18770                       22514                       24771
                                                          14404                       16551                       20315
                                                          14442                       17037                       20366
                                                          16976                       20083                       24258
6/30/05                                                   18213                       20421                       25792

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE     FIVE     TEN
TOTAL RETURNS            YEAR    YEARS    YEARS
-----------------------------------------------
With sales charges        6.07%   -5.25%  6.16%
Excluding sales charges   7.07    -5.25   6.16

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                   10000                       10000                       10000
                                                          12466                       12781                       12600
                                                          13713                       16787                       16972
                                                          18218                       22056                       22091
                                                          19568                       28070                       27119
                                                          23801                       35274                       29084
                                                          18770                       22514                       24771
                                                          14404                       16551                       20315
                                                          14442                       17037                       20366
                                                          16976                       20083                       24258
6/30/05                                                   18177                       20421                       25792

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Large Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.31%  -4.27%  7.24%

(LINE GRAPH FOR CLASS I IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                   10000                       10000                       10000
                                                          12592                       12781                       12600
                                                          13990                       16787                       16972
                                                          18773                       22056                       22091
                                                          20367                       28070                       27119
                                                          25022                       35274                       29084
                                                          19932                       22514                       24771
                                                          15449                       16551                       20315
                                                          15646                       17037                       20366
                                                          18577                       20083                       24258
6/30/05                                                   20119                       20421                       25792

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.01%  -4.40%  7.12%

(LINE GRAPH FOR CLASS R1 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                   10000                       10000                       10000
                                                          12579                       12781                       12600
                                                          13962                       16787                       16972
                                                          18717                       22056                       22091
                                                          20285                       28070                       27119
                                                          24897                       35274                       29084
                                                          19812                       22514                       24771
                                                          15341                       16551                       20315
                                                          15521                       17037                       20366
                                                          18410                       20083                       24258
6/30/05                                                   19885                       20421                       25792

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         7.60%  -4.66%  6.83%

(LINE GRAPH FOR CLASS R2 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
6/30/95                                                   10000                       10000                       10000
                                                          12547                       12781                       12600
                                                          13892                       16787                       16972
                                                          18577                       22056                       22091
                                                          20084                       28070                       27119
                                                          24587                       35274                       29084
                                                          19517                       22514                       24771
                                                          15075                       16551                       20315
                                                          15214                       17037                       20366
                                                          18000                       20083                       24258
6/30/05                                                   19367                       20421                       25792

                                           ONE     FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS    YEARS
-----------------------------------------------------------------

Russell 1000(R) Growth Index(1)           1.68%   -10.36%   7.40%
S&P 500(R) Index(2)                       6.32     -2.37    9.94
Average Lipper large-cap growth fund(3)   2.90     -8.81    6.90

Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Performance for MainStay Large Cap Growth Fund Class A shares, first offered 4/1/05, includes the historical performance of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05 adjusted to reflect the applicable sales charge and fees and expenses for such shares. Performance for Class B, C, and I shares, first offered 4/1/05, includes the performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class B, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund are currently capped at 1.40%. Fund performance for all shares classes prior to 4/1/05 has not been adjusted to reflect the current expense cap; had it been, the performance shown would have been lower.

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Effective 6/29/05, MainStay Blue Chip Growth Fund, which had assets of $234.1 million, merged into MainStay Large Cap Growth Fund, which had assets of $16.5 million. Performance for MainStay Large Cap Growth Fund includes the performance history of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05, during which time FMI Winslow Growth Fund's asset size generally was in the range of $4 million to $52 million. Performance history shown for MainStay Large Cap Growth Fund through 3/31/05, therefore, reflects performance of a much smaller portfolio than the current MainStay Large Cap Growth Fund. Performance shown may not be indicative of what performance would have been had the portfolio been larger.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                       ENDING ACCOUNT
                                                       VALUE (BASED                         VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID          5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING        ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/05            6/30/05            PERIOD            6/30/05             PERIOD

CLASS A SHARES(1)                     $1,000.00         $  997.95           $6.72            $1,018.25            $6.79
-------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES(2,3)                   $1,000.00         $1,001.23           $5.30            $1,019.63            $5.35
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(2,3)                   $1,000.00         $  999.23           $5.30            $1,019.63            $5.35
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                   $1,000.00         $1,003.15           $2.52            $1,022.45            $2.54
-------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES(2,3)                  $1,000.00         $1,001.20           $2.76            $1,022.20            $2.79
-------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2,3)                  $1,000.00         $  999.18           $3.38            $1,021.58            $3.41
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of 1.35% for Class A multiplied by the average account value over the period, divided by 365, multiplied by 182 (to reflect the one-half year period).

2. Expenses are equal to the Fund's annualized expense ratio (2.15% for Class B and Class C, 1.02% for Class I, 1.12% for Class R1, and 1.37% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 90, (to reflect the three month period).

3. Class B, C, I, R1 and R2 shares were first offered on April 1, 2005. Expenses paid during the period reflect ongoing costs for the three-month period ending June 30, 2005. Had Class B, C, I, R1 and R2 shares been offered for the six months ended June 30, 2005 based on a hypothetical 5% return, expenses paid during the period would be $10.80, $10.80, $5.14, $5.64 and $6.89 respectively, and the ending account value would be $1,014.25, $1,014.25, $1,019.90, $1,019.40, $1,018.15, respectively.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO COMPOSITION AS OF JUNE 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    95.3
Cash and Other Assets (less liabilities)                                          2.5
Short-Term Investment                                                             2.2

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Caremark Rx, Inc.
 2.  UnitedHealth Group, Inc.
 3.  Google, Inc.
 4.  Fisher Scientific International, Inc.
 5.  Procter & Gamble Co. (The)
 6.  SLM Corp.
 7.  Dell, Inc.
 8.  XTO Energy, Inc.
 9.  Microsoft Corp.
10.  General Electric Co.

 8   MainStay Large Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin Kelly, CFA, and Bart Wear, CFA, of Winslow Capital Management, Inc.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in companies that have the potential for above-average future earnings growth and the prospect of exceeding consensus earnings estimates. Under normal circumstances, the Fund invests at least 80% of its total assets in large-capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. In implementing this strategy, we look for companies with attractive attributes, such as consistent and sustainable future growth of revenue and earnings, low financial leverage with strong cash flow, high return on equity and a low debt-to-total capital ratio, management focused on shareholder value, and market dominance. We use a "bottom-up" investment approach, basing investment decisions on company specific factors, not general economic conditions. We also employ strict sell disciplines.

On April 1, 2005, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Class B, C, I, R1, and R2 shares were subsequently added. Effective June 29, 2005, MainStay Blue Chip Growth Fund merged into MainStay Large Cap Growth Fund. The Fund is subadvised by Winslow Capital Management.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2005?

During the 12-month reporting period, investors paid close attention to the fundamentals of specific companies as well as a variety of macroeconomic factors, such as gross-domestic-product growth, the earnings outlook, inflation, and interest rates. The market was also influenced by periodic issues such as the Presidential election, geopolitical concerns, and the price of energy.

Although the economy, corporate profits, and inflation have not varied much from expectations over the past four quarters, investors' confidence has oscillated noticeably. These changes caused the stock market to decline in the third quarter of 2004, then rally in the fourth quarter. The market declined again in the first quarter of 2005, which was followed by improvement in the second quarter. For the 12 months ended June 30, 2005, the Russell 1000(R) Growth Index(1) returned 1.68%. Gross domestic product continued to grow in the area of 3.4%. As anticipated, aggregate profit growth has slowed toward its long-term trend of about 7%. Inflation remained well contained, and the 10-year U.S. Treasury yield closed the reporting period little changed from its position a year earlier.

We believe that the current environment emphasizes investor gains from stock-selection skills and bottom-up analysis, which is consistent with our approach.

WHICH SECTORS WERE STRONG AND WEAK PERFORMERS DURING THE REPORTING PERIOD?

The four sectors that made the strongest contributions to the Fund's return and its outperformance were information technology, health care, financials, and energy. Relative to the Fund's primary benchmark, the Russell 1000(R) Growth Index, the Fund was market weighted in information technology, modestly underweighted in health care, and moderately overweighted in financials and energy. The strong contributions these sectors made to the Fund's performance, however, did not come from sector weightings, but rather from stock selection.

The principal underperforming sector was industrials. Although the Fund's weighting in the sector was in line with that of the Russell 1000(R) Growth Index, the Fund was hurt when slowing enrollment growth took a toll on the Fund's for-profit education-industry stocks.

WHICH INDIVIDUAL STOCKS WERE AMONG THE FUND'S STRONG PERFORMERS FOR THE YEAR ENDED JUNE 30, 2005?

Major gainers in the information technology sector were Google (+289%),(2) VeriSign (+45%), and Corning (+27%). The Fund's long-held positions in UnitedHealth Group (+68%), Caremark Rx (+35%), and Genentech (+43%) were beneficial. A newer purchase, Alcon (+49%), gained from the time of purchase. In the financials sector, long-term holdings were among the primary positive contributors, with strong performance from Franklin Resources (+49%)


Typically, the subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                     www.MAINSTAYfunds.com     9
and SLM (+28%). Energy purchases, including XTO Energy (+48%), Noble Energy (+17%), and Suncor Energy (+25%), added to the Fund's performance for the 12 months ended June 30, 2005.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Biogen Idec (-38%), eBay (-35%), Mercury Interactive (-23%), QUALCOMM (-16%), Best Buy (-15%), and Manpower (-14%) all detracted from the Fund's performance for the reporting period. Near the end of February 2005, in a surprise announcement, Biogen Idec withdrew a new drug that had carried high expectations. The withdrawal caused the company's share price to decline 43% that day. Since the company had removed its major source of growth potential, we sold the Fund's position in the stock.

In calendar year 2004, eBay rose 83%. In mid-December 2004, we reduced the Fund's position in eBay on concerns about the stock's high valuation. In January 2005, the stock declined after the company reported a disappointing 2005 earnings outlook. We subsequently reduced the position to manage Fund risk.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We increased the Fund's energy weighting over the 12-month reporting period. We added to the Fund's position in Schlumberger, an international leader in oil services. We also added Suncor Energy and Noble Energy to the Fund's portfolio to benefit from their respective reserves in oil tar sands and natural gas.

When Procter & Gamble proposed an acquisition of Gillette, we saw potential in the merger and took advantage of a price dip to add to the Fund's position in Procter & Gamble. Still believing in the favorable outlook for the managed-care industry, we purchased shares of WellPoint, which we believe should benefit from its merger with Anthem. In the telecommunication services sector, we added Mexico-based America Movil S.A. de C.V. The company is the fastest-growing significant cell-phone operator in Latin America, where penetration levels remain relatively low. We purchased Google for the Fund at $102 when the stock began trading in August 2004, and by the end of June 2005, the stock had advanced to $294.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

In addition to the sales we previously mentioned, we eliminated the Fund's position in American International Group because of legal and accounting uncertainties that developed during the reporting period. We also sold Royal Caribbean Cruises because rising oil costs were having a negative effect on the company's earnings growth. We eliminated the Fund's positions in Teva Pharmaceutical Industries and Manpower because of earnings-growth questions, and we sold the Fund's entire position in Univision when television advertising markets showed less strength than we had expected.

WERE THERE ANY ADJUSTMENTS MADE TO THE FUND'S SECTOR WEIGHTINGS?

As of June 30, 2005, information technology was the Fund's largest weighting at 31% versus 26% in the Fund's primary benchmark, the Russell 1000(R) Growth Index. We began to reduce the Fund's technology holdings in the first half of 2004, and the Fund's sector weighting bottomed at 21% in August, an underweighting of approximately five percentage points relative to the same sector in the Index. After stocks in the sector declined, we identified several opportunities among technology stocks, and during the remainder of the reporting period, we increased the Fund's weighting in the sector by ten percentage points. The Fund's increased exposure to the energy sector had a positive impact on the Fund's performance. The Fund's weightings in other sectors were not materially different from the sector weightings in the Russell 1000(R) Growth Index.

WHAT DO YOU ANTICIPATE FOR THE MARKETS AND THE FUND?

While various economic components are somewhat different from our earlier expectations, we anticipate gross domestic product growth of 3.3% in 2005--in line with the historical average--and inflation around 2.8%. We expect corporate profits to increase about 9% in 2005, with the stock market potentially achieving a similar return. Higher energy prices and rising interest rates are dampening consumer spending somewhat, which is offsetting some inflationary pressures. In the industrials sector, good earnings and strong cash flow are supporting favorable business capital spending, acquisitions, and corporate stock buybacks.


2. Performance percentages reflect returns of the securities mentioned and include the impact of purchases and sales within the Fund for the 12 months ended June 30, 2005, or for the portion of the reporting period the securities were held in the Fund, if shorter.

 10   MainStay Large Cap Growth Fund

We are mindful of the many uncertainties across the investing landscape and will closely monitor these issues. We will continue to emphasize bottom-up stock selection, as we look for solid and improving businesses. Even though corporate profit growth is slowing and moving closer to its historical average of 7%, we see potential opportunities. While paying close attention to risk, we will continue to emphasize quality companies with positive growth prospects and favorable valuations.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     11

PORTFOLIO OF INVESTMENTS JUNE 30, 2005


                                                        SHARES          VALUE
COMMON STOCKS (95.3%)+
-----------------------------------------------------------------------------
BIOTECHNOLOGY (2.6%)
Amgen, Inc. (a)                                         50,900   $  3,077,414
Genentech, Inc. (a)                                     46,300      3,716,964
                                                                 ------------
                                                                    6,794,378
                                                                 ------------
CAPITAL MARKETS (4.7%)
Franklin Resources, Inc.                                57,100      4,395,558
Goldman Sachs Group, Inc. (The)                         54,000      5,509,080
Merrill Lynch & Co., Inc.                               40,100      2,205,901
                                                                 ------------
                                                                   12,110,539
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Apollo Group, Inc. Class A (a)                          39,600      3,097,512
Robert Half International, Inc.                         97,200      2,427,084
                                                                 ------------
                                                                    5,524,596
                                                                 ------------
COMMUNICATIONS EQUIPMENT (8.3%)
Cisco Systems, Inc. (a)                                297,900      5,692,869
Comverse Technology, Inc. (a)                           46,300      1,094,995
Corning, Inc. (a)                                      296,300      4,924,506
Juniper Networks, Inc. (a)                             118,200      2,976,276
QUALCOMM, Inc.                                         199,100      6,572,291
                                                                 ------------
                                                                   21,260,937
                                                                 ------------
COMPUTERS & PERIPHERALS (5.1%)
V  Dell, Inc. (a)                                      189,800      7,498,998
EMC Corp. (a)                                          138,000      1,891,980
Network Appliance, Inc. (a)                            132,700      3,751,429
                                                                 ------------
                                                                   13,142,407
                                                                 ------------
CONSUMER FINANCE (2.9%)
V  SLM Corp.                                           148,600      7,548,880
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
Citigroup, Inc.                                         77,200      3,568,956
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (2.6%)
Baker Hughes, Inc.                                      63,300      3,238,428
Schlumberger Ltd.                                       44,800      3,402,112
                                                                 ------------
                                                                    6,640,540
                                                                 ------------
FOOD & STAPLES RETAILING (2.4%)
Wal-Mart Stores, Inc.                                   49,400      2,381,080
Walgreen Co.                                            83,300      3,830,967
                                                                 ------------
                                                                    6,212,047
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (8.6%)
Alcon, Inc.                                             30,900      3,378,915
V  Fisher Scientific International, Inc. (a)           120,400      7,813,960
Medtronic, Inc.                                         47,900      2,480,741
St. Jude Medical, Inc. (a)                             106,500      4,644,465
Zimmer Holdings, Inc. (a)                               47,800      3,640,926
                                                                 ------------
                                                                   21,959,007
                                                                 ------------


                                                        SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (9.1%)
V  Caremark Rx, Inc. (a)                               219,200   $  9,758,784
V  UnitedHealth Group, Inc.                            186,800      9,739,752
WellPoint, Inc. (a)                                     55,600      3,871,984
                                                                 ------------
                                                                   23,370,520
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.0%)
Carnival Corp.                                          95,700      5,220,435
                                                                 ------------

HOUSEHOLD PRODUCTS (3.0%)
V  Procter & Gamble Co. (The)                          143,500      7,569,625
                                                                 ------------

INDUSTRIAL CONGLOMERATES (3.8%)
3M Co.                                                  44,800      3,239,040
V  General Electric Co.                                189,800      6,576,570
                                                                 ------------
                                                                    9,815,610
                                                                 ------------
INTERNET & CATALOG RETAIL (0.9%)
eBay, Inc. (a)                                          69,500      2,294,195
                                                                 ------------

INTERNET SOFTWARE & SERVICES (6.2%)
V  Google, Inc. (a)                                     27,800      8,177,370
VeriSign, Inc. (a)                                     169,800      4,883,448
Yahoo!, Inc. (a)                                        83,300      2,886,345
                                                                 ------------
                                                                   15,947,163
                                                                 ------------
IT SERVICES (1.3%)
Paychex, Inc.                                           98,800      3,214,952
                                                                 ------------

MACHINERY (2.0%)
Danaher Corp.                                           95,700      5,008,938
                                                                 ------------

MULTILINE RETAIL (2.2%)
Kohl's Corp. (a)                                        44,900      2,510,359
Target Corp.                                            58,600      3,188,426
                                                                 ------------
                                                                    5,698,785
                                                                 ------------
OIL & GAS (4.9%)
Noble Energy, Inc.                                      35,400      2,678,010
Suncor Energy, Inc.                                     61,100      2,891,252
V  XTO Energy, Inc.                                    201,666      6,854,627
                                                                 ------------
                                                                   12,423,889
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 12   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Broadcom Corp. Class A (a)                              67,900   $  2,411,129
Maxim Integrated Products, Inc.                         61,700      2,357,557
                                                                 ------------
                                                                    4,768,686
                                                                 ------------
SOFTWARE (7.0%)
Amdocs Ltd. (a)                                        102,500      2,709,075
Mercury Interactive Corp. (a)                           43,200      1,657,152
V  Microsoft Corp.                                     268,900      6,679,476
NAVTEQ Corp. (a)                                        30,900      1,148,862
Oracle Corp. (a)                                       253,100      3,340,920
SAP AG (b)                                              57,100      2,472,430
                                                                 ------------
                                                                   18,007,915
                                                                 ------------
SPECIALTY RETAIL (5.1%)
Bed Bath & Beyond, Inc. (a)                            148,200      6,191,796
Lowe's Cos., Inc.                                       97,200      5,658,984
Weight Watchers International, Inc. (a)                 24,100      1,243,801
                                                                 ------------
                                                                   13,094,581
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Coach, Inc. (a)                                         84,900      2,850,093
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Golden West Financial Corp.                             37,000      2,382,060
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.6%)
Fastenal Co.                                            66,400      4,067,664
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
America Movil S.A. de C.V. Series L (b)                 66,400      3,958,104
                                                                 ------------
Total Common Stocks
  (Cost $230,987,952)                                             244,455,502
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENT (2.2%)
-----------------------------------------------------------------------------
TIME DEPOSIT (2.2%)
Bank of New York Cayman
  2.0625%, due 7/1/05                               $5,771,000   $  5,771,000
                                                                 ------------
Total Short-Term Investment
  (Cost $5,771,000)                                                 5,771,000
                                                                 ------------
Total Investments
  (Cost $236,758,952)(c)                                  97.5%   250,226,502(d)
Cash and Other Assets,
  Less Liabilities                                         2.5      6,379,188
                                                    ----------   ------------
  Net Assets                                             100.0%  $256,605,690
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $237,931,816.
(d)  At June 30, 2005 net unrealized appreciation was
     $12,294,686 based on the cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,816,643 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $2,521,957.

+ Percentages indicated are based on Fund net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                     www.MAINSTAYfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2005

ASSETS:
Investment in securities, at value
  (identified cost $236,758,952)              $  250,226,502
Cash                                                 631,632
Receivables:
  Fund shares sold                                 9,075,935
  Investment securities sold                       1,839,497
  Dividends and interest                             121,244
Other assets                                          10,774
                                              --------------
    Total assets                                 261,905,584
                                              --------------
LIABILITIES:
Payables:
  Investments securities purchased                 3,129,784
  Fund shares redeemed                             1,371,421
  Transfer agent                                     375,068
  NYLIFE Distributors                                160,225
  Manager                                            145,565
  Custodian                                            5,973
Accrued expenses                                     111,858
                                              --------------
    Total liabilities                              5,299,894
                                              --------------
Net assets                                    $  256,605,690
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $      132,381
  Class B                                            332,256
  Class C                                             14,226
  Class I                                             28,323
  Class R1                                                 4
  Class R2                                                 4
Additional paid-in capital                       411,311,716
Accumulated net realized loss on investments    (168,680,770)
Net unrealized appreciation on investments        13,467,550
                                              --------------
Net assets                                    $  256,605,690
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $   66,999,838
                                              ==============
Shares of beneficial interest outstanding         13,238,061
                                              ==============
Net asset value per share outstanding         $         5.06
Maximum sales charge (5.50% of offering
  price)                                                0.29
                                              --------------
Maximum offering price per share outstanding  $         5.35
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  168,062,981
                                              ==============
Shares of beneficial interest outstanding         33,225,643
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         5.06
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    7,189,749
                                              ==============
Shares of beneficial interest outstanding          1,422,576
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         5.05
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   14,348,940
                                              ==============
Shares of beneficial interest outstanding          2,832,252
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         5.07
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $        2,093
                                              ==============
Shares of beneficial interest outstanding                414
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         5.06
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $        2,089
                                              ==============
Shares of beneficial interest outstanding                414
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         5.05
                                              ==============

 14   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $    69,095
  Interest                                             5,837
                                                 -----------
    Total income                                      74,932
                                                 -----------
EXPENSES:
  Manager                                             76,091
  Shareholder communication                           51,404
  Professional                                        35,023
  Registration                                        15,985
  Transfer agent -- Classes A, B and C                15,789
  Custodian                                           11,955
  Trustees                                             9,142
  Distribution -- Class B                              8,952
  Distribution -- Class C                                623
  Service -- Class A                                   7,008
  Service -- Class B                                   2,984
  Service -- Class C                                     208
  Service -- R2                                            1
  Recordkeeping                                        3,033
  Miscellaneous                                        9,958
                                                 -----------
    Total expenses before waiver and
      reimbursement                                  248,156
  Fee waived/reimbursed by Manager                  (136,738)
                                                 -----------
    Net expenses                                     111,418
                                                 -----------
Net investment loss                                  (36,486)
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                     456,600
Net change in unrealized appreciation on
  investments                                     (1,598,830)
                                                 -----------
Net realized and unrealized loss on investments   (1,142,230)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(1,178,716)
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $222.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                     www.MAINSTAYfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

                                               2005         2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                   $    (36,486)  $  (35,407)
 Net realized gain on investments           456,600      484,687
 Net change in unrealized
  appreciation on investments            (1,598,830)     326,080
                                       -------------------------
 Net increase (decrease) in net
  assets resulting from operations       (1,178,716)     775,360
                                       -------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                3,512,262      518,473
   Class B                                2,153,623           --
   Class C                                  544,063           --
   Class I                               14,337,964           --
   Class R1                                   2,075           --
   Class R2                                   2,075           --
 Net asset value of shares issued in connection
  with acquisition of MainStay Blue Chip Growth
  Fund:
   Class A                               59,916,067           --
   Class B                              167,355,893           --
   Class C                                6,736,178           --
                                       -------------------------
                                        254,560,200      518,473
 Cost of shares redeemed:
   Class A                               (1,379,081)    (339,697)
   Class B                                 (217,268)          --
   Class C                                  (44,709)          --
   Class I                                  (60,723)          --
   Class R1                                     (72)          --
   Class R2                                     (72)          --
                                       -------------------------
                                         (1,701,925)    (339,697)
                                       -------------------------
    Increase in net assets derived
     from capital share transactions    252,858,275      178,776
                                       -------------------------
    Net increase in net assets          251,679,559      954,136

NET ASSETS:
Beginning of year                         4,926,131    3,971,995
                                       -------------------------
End of year                            $256,605,690   $4,926,131
                                       =========================

 16   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS A
                                -----------------------------------------------------
                                                 YEAR ENDED JUNE 30,
                                 2005        2004       2003       2002        2001
Net asset value at beginning
  of period                     $  4.69     $ 3.96     $ 3.92     $  5.07     $ 11.62
                                -------     ------     ------     -------     -------
Net investment loss (a)           (0.03)     (0.03)     (0.03)      (0.03)      (0.05)
Net realized and unrealized
  gain (loss) on investments       0.40       0.76       0.07       (1.12)      (1.94)
                                -------     ------     ------     -------     -------
Total from investment
  operations                       0.37       0.73       0.04       (1.15)      (1.99)
                                -------     ------     ------     -------     -------
Less distributions:
  From net realized gain on
    investments                      --         --         --          --       (4.56)
                                -------     ------     ------     -------     -------
Net asset value at end of
  period                        $  5.06     $ 4.69     $ 3.96     $  3.92     $  5.07
                                =======     ======     ======     =======     =======
Total investment return            7.89%     18.43%      1.02%     (22.53%)    (20.54%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss           (0.29%)    (0.77%)    (0.74%)     (0.73%)     (0.70%)
    Net expenses                   1.35%      1.30%      1.30%       1.30%       1.30%
    Expenses (before
      reimbursement)               3.01%      2.78%      3.17%       2.71%       1.87%
Portfolio turnover rate              27%        94%       108%         71%        112%
Net assets at end of period
  (in 000's)                    $67,000     $4,926     $3,972     $ 4,144     $ 5,860

                                CLASS B       CLASS C       CLASS I       CLASS R1      CLASS R2
                                --------      --------      --------      --------      --------
                                APRIL 1,      APRIL 1,      APRIL 1,      APRIL 1,      APRIL 1,
                                 2005*         2005*         2005*         2005*         2005*
                                THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
                                JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                  2005          2005          2005          2005          2005
Net asset value at beginning
  of period                     $  4.83        $ 4.83       $  4.83        $ 4.83        $ 4.83
                                --------       ------       -------        ------        ------
Net investment income (loss)
  (a)                              0.00(b)      (0.01)        (0.01)        (0.03)        (0.03)
Net realized and unrealized
  gain (loss) on investments       0.23          0.23          0.25          0.26          0.25
                                --------       ------       -------        ------        ------
Total from investment
  operations                       0.23          0.22          0.24          0.23          0.22
                                --------       ------       -------        ------        ------
Less distributions:
  From net realized gain on
    investments                      --            --            --            --            --
                                --------       ------       -------        ------        ------
Net asset value at end of
  period                        $  5.06        $ 5.05       $  5.07        $ 5.06        $ 5.05
                                ========       ======       =======        ======        ======
Total investment return            4.76%         4.55%         4.97%         4.76%         4.55%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss           (1.41%)+      (1.41%)+      (0.28%)+      (0.38%)+      (0.63%)+
    Net expenses                   2.15%+        2.15%+        1.02%+        1.12%+        1.37%+
    Expenses (before
      reimbursement)               4.24%+        4.24%+        3.11%+        3.21%+        3.46%+
Portfolio turnover rate              27%           27%           27%           27%           27%
Net assets at end of period
  (in 000's)                    $168,063       $7,190       $14,349        $    2        $    2

(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
 *   Commencement of Operations.
 +   Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund. The Fund commenced operations on April 1, 2005.

On March 31, 2005, the Fund acquired all the net assets of the FMI Winslow Growth Fund (the "Winslow Fund"), a series of the FMI Mutual Funds, Inc., pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Winslow Fund on March 28, 2005. The acquisition was accomplished by the transfer of all the assets and liabilities of the Winslow Fund (valued at $5,417,292), to the Fund. Following the transfer, 1,122,224 shares of the Fund were distributed to shareholders in liquidation of the Winslow Fund in a tax free exchange for 1,122,224 shares of the Winslow Fund. The reorganization qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders. The Fund constitutes the surviving entity for financial reporting purposes; therefore, it is deemed the "accounting survivor" for the merger. The financial statements of the Fund (fiscal year end of October 31) reflect the historical financial highlights of the Winslow Fund (fiscal year end of June 30) prior to the reorganization.

On June 29, 2005, the Fund acquired substantially all the net assets of the MainStay Blue Chip Growth Fund, a series of the Trust, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on June 27, 2005. The acquisition was accomplished by a transfer of all the assets and liabilities of the MainStay Blue Chip Growth Fund (valued at $234,008,138), to the Fund. Following the transfer, 45,899,942 shares of the Fund were distributed to shareholders in liquidation of the MainStay Blue Chip Growth Fund in a tax free exchange for 24,366,396 shares of the MainStay Blue Chip Growth Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders. The MainStay Blue Chip Growth Fund's net assets at the date of acquisition, including $15,306,040 and ($1,310,067) of unrealized appreciation (depreciation), respectively, ($168,915,585) of accumulated net realized loss and ($1,052,103) of undistributed net investment loss and ($846,002) of liabilities were combined with those of the MainStay Large Cap Growth Fund.

The Fund constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger. Effective June 29, 2005, the Fund's operations are combined with that of the Mainstay Blue Chip Growth Fund in the accompanying Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

The Fund currently offers six classes of shares, Class A, Class B, Class C shares, Class I shares, Class R1 shares and Class R2 shares, whose distribution commenced on March 31, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge.

The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods

 18   MainStay Large Cap Growth Fund
deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at June 30, 2005, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at June 30, 2005 are not affected.

       NET INVESTMENT     ADDITIONAL
            LOSS        PAID-IN CAPITAL
          $36,486        $    (36,486)
       --------------------------------

The reclassification for the Fund is due to the acquisition of capital losses from the Fund's merger with MainStay Blue Chip Growth Fund and the reclassification of net operating losses to offset net short-term capital gains.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. Effective March 31, 2005, New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), began to serve as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management Inc. (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Prior to March 31, 2005, the Fund was advised by Fiduciary Management, Inc. ("FMI") (Resource Capital Advisers, Inc. prior to October 15, 2001) and sub-advised by the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.80% up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion, and 0.60% on assets in excess of $3.0 billion. The Manager has also voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $250 million. In addition, the manager has voluntarily agreed to waive other fees and/or reimburse the Fund so

                                                    www.MAINSTAYfunds.com     19
that total annual fund operating expenses do not exceed on an annualized basis 1.40%, 2.15% and 2.15% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent amount for Class I, Class R1 and Class R2 shares. For the period from March 31, 2005 through June 30, 2005, the Manager earned from the Fund $31,005 and waived its fee and/or reimbursement expense in the amount of $82,942.

Prior to March 31, 2005, the Winslow Fund paid FMI a monthly fee for services performed at an annual percentage of 1% of the Fund's average daily net assets. FMI was contractually obligated to reimburse the Winslow Fund for expenses over 2.00% of the daily net assets of the Winslow Fund. In addition to the reimbursement required under the management agreement, FMI voluntarily reimbursed the Winslow Fund for expenses over 1.30% of the daily net assets of the Fund. For the period from July 1, 2004 through March 31, 2005, FMI earned from the Fund $37,572 and waived its fee and/or reimbursement expense in the amount of $53,796.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, dated April 1, 2005, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets as follows: 0.40% up to $250 million, 0.35% on assets from $250 million up to $500 million, 0.30% on assets from $500 million up to $750 million, 0.25% on assets from $750 million up to $1.0 billion, and 0.20% on assets in excess of $1.0 billion.

Prior to March 31, 2005, Winslow Capital Management, Inc., ("Winslow") served as sub-advisor to the Winslow Fund. FMI paid Winslow a fee of 0.75% of the Winslow Fund's management fee.

In addition, prior to March 31, 2005, pursuant to the terms of an administrative agreement with FMI, the Winslow Fund paid FMI a monthly administrative fee at the annual rate of 0.20% on the first $25.0 million of the Winslow Fund's daily net assets, 0.10% on the next $20.0 million of the Winslow Fund's daily net assets, and 0.05% over $45.0 million of the Winslow Fund's daily net assets, subject to a fiscal year minimum of $20,000. FMI voluntarily waived this minimum. Administration fees of $7,514 are included in Management Fees in the accompanying Statement of Operations.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. Effective March 31, 2005, the Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B, Class C and Class R2 shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

Prior to March 31, 2005, the Winslow Fund had entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provided that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund's daily net assets or the actual distribution cost incurred during the year.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,990 for the period from March 31, 2005 through June 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $162, $2,089 and $3 respectively, for the period from March 31, 2005 through June 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective March 31, 2005, NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses paid to NYLIM Service for the period March 31, 2005 through June 30, 2005 were $4,189.

Prior to March 31, 2005, Transfer Agent expenses paid to U.S. Bancorp Fund Services, LLC for the period July 1, 2004 through March 31, 2005 were $11,600.

 20   MainStay Large Cap Growth Fund

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expenses Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expenses Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus effective March 31, 2005, the Large Cap Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,814 for the period from March 31, 2005 through June 30, 2005. Legal fees paid for the period July 1, 2004 through March 31, 2005 were $15,881.
Effective March 31, 2005, the Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $3,033 for the period from March 31, 2005 through June 30, 2005.

(G) INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 4 -- CUSTODIAN:

For the period March 31, 2005 through July 31, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Effective August 1, 2005, Investors Bank & Trust Company will be the custodian for the Fund. Prior to March 31, 2005, U.S. Bank NA was custodian of cash and securities of the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of June 30, 2005, the components of accumulated loss on a tax basis were as follows:

                 UNDISTRIBUTED    ACCUMULATED
 UNDISTRIBUTED     LONG TERM        CAPITAL                          TOTAL
   ORDINARY         CAPITAL        AND OTHER       UNREALIZED     ACCUMULATED
    INCOME           GAINS           LOSSES       APPRECIATION        LOSS
    $42,026        $159,986      $ (167,709,919)  $12,294,686    $ (155,213,221)
 ------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At June 30, 2005, for federal income tax purposes, capital loss carryforwards of $167,709,919 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2008                 $  9,590
       -------------------------------------------
               2009                   99,424
       -------------------------------------------
               2010                   53,277
       -------------------------------------------
               2011                    5,419
       -------------------------------------------
                                    $167,710
       -------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended June 30, 2005, purchases and sales of securities, other than short-term securities, were $18,178 and $6,595, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended June 30, 2005.

                                                    www.MAINSTAYfunds.com     21

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED
                                                  JUNE 30, 2005
                                          CLASS A   CLASS B*   CLASS C*
Shares sold                                  714        439       110
-----------------------------------------------------------------------

Shares issued in connection with
acquisition of MainStay Blue Chip Growth
Fund(a)                                   11,748     32,830     1,322
-----------------------------------------------------------------------
                                          12,462     33,269     1,432
-----------------------------------------------------------------------
Shares redeemed                             (274)       (43)       (9)
-----------------------------------------------------------------------
Net increase                              12,188     33,226     1,423
-----------------------------------------------------------------------

                                                     YEAR ENDED
                                                   JUNE 30, 2005
                                          CLASS I*   CLASS R1*   CLASS R2*
Shares sold                                2,845         429        429
--------------------------------------------------------------------------
Shares redeemed                              (13)        (15)       (15)
--------------------------------------------------------------------------
Net increase                               2,832         414        414
--------------------------------------------------------------------------

                                           YEAR ENDED
                                          JUNE 30, 2004
                                             CLASS A
Shares sold                                  120,700
-------------------------------------------------------
Shares redeemed                              (75,339)
-------------------------------------------------------
Net increase                                  45,361
-------------------------------------------------------

*   Commencement of Operations.

(a) On June 29, 2005 and pursuant to shareholder approval, the assets of the MainStay Blue Chip Growth Fund were acquired by the MainStay Large Cap Growth Fund.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises have substantially completed their responses to these requests and are cooperating fully with the authorities in these matters. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements and other trading activity may have had on the Funds. The Board, upon consultation with NYLIM and recommendation of the Audit and Compliance Committee, will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM, except approximately $262,000 relating to analytical support services and legal services authorized by the Audit and Compliance Committee. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 22   MainStay Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of June 30, 2005, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2004, and the financial highlights for the years presented through June 30, 2004, were audited by other auditors, whose report dated August 4, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund as of June 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
August 29, 2005

                                                    www.MAINSTAYfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     19           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 24   MainStay Large Cap Growth Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (since June 2003); Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management Holdings LLC
                                                 (since June 2003); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Large Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 28   MainStay Large Cap Growth Fund

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

       NYLIM-A07465 MS288-05         (RECYCLE LOGO)                 MSLG11-08/05

                                   FORM N-CSR



Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. In accordance the authority granted under the Registrant's Audit Committee Charter, the Audit Committee has retained a third party consultant to provide the Committee and the Registrant with the financial expertise, knowledge and skills similar to those of an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for: (i) the period from October 31, 2004 through June 30, 2005 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $541,500; (ii) the fiscal year ended October 31, 2004 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $820,000; and (iii) the fiscal period ended October 31, 2003 for professional services rendered by PricewaterhouseCoopers LLP ("PWC") for the audit of the Registrant's annual financial statements or services that were normally provided by the PWC in connection with statutory and regulatory filings or engagements for that fiscal years were $782,662.

(b) Audit Related Fees

The aggregate fees billed for: (i) the period from October 31, 2004 through June 30, 2005 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0; (ii) the fiscal year ended October 31, 2004 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,500;
(iii) the fiscal year ended October 31, 2004 for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $8,000; and (iv) the fiscal period ended October 31, 2003 for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $6,000.

(c) Tax Fees

The aggregate fees billed during: (i) the period from October 31, 2004 through June 30, 2005 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $103,600; (ii) the fiscal year ended October 31, 2004 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $116,000; and (iii) the fiscal period ended October 31, 2003 for professional services rendered by PWC for tax compliance, tax advice, and tax planning were $151,300. These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed during: (i) period from October 31, 2004 through June 30, 2005 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0; (ii) the fiscal year ended October 31, 2004 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0; and (iii) during the fiscal period ended October 31, 2003 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

(1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this
Item 4, no amount was approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by: (i) KPMG for services rendered to the Registrant for the period from October 31, 2004 through June 30, 2005; (ii) KPMG for services rendered to the Registrant for the fiscal year ended October 31, 2004; and (iii) PWC for services rendered to the Registrant for the fiscal period ended October 31, 2003 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by: (i) KPMG for the period from October 31, 2004 through June 30, 2005 for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0;
(ii) KPMG for the year ended October 31, 2004 for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0; and (iii) PWC for the fiscal period ended October 31, 2003 for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by (i) KPMG for the period from October 31, 2004 through June 30, 2005;
(ii) KPMG for the fiscal year ended October 31, 2004; and (iii) PWC for the fiscal period ended October 31, 2003 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG and PWC during the relevant time periods.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

At a meeting held on December 10-11, 2004, the Nominating Committee of the Registrant adopted policies for considering Board Member candidates. The Committee may consider nominations from shareholders of the Registrant. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Registrant's Secretary.

A shareholder's submission to the Secretary of the Registrant must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote;
(ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Registrant shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Registrant's proxy statement, if so designated by the Nominating Committee and the Registrant's Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By:   /s/ Christopher O. Blunt
      ---------------------------------
      CHRISTOPHER O. BLUNT
      President


Date: September 2, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ Christopher O. Blunt
      -------------------------------------
      CHRISTOPHER O. BLUNT
      President

Date: September 2, 2005


By:   /s/ Jeffrey J. Gaboury
      -------------------------------------
      JEFFREY J. GABOURY
      Vice President, Treasurer and Chief
      Financial Officer

Date: September 2, 2005


                                  EXHIBIT INDEX

     (a) Code of Ethics

     (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

     (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.